Offerings - Offering: 1	Jun. 16, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Common Shares, without par value
Amount Registered | shares	20,000,000,000
Proposed Maximum Offering Price per Unit	0.0185
Maximum Aggregate Offering Price	$ 370,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 56,647.00
Offering Note	The shares may be represented by the Registrant’s American depositary shares (“ADSs”), each of which represents two thousand ordinary shares. The Registrant’s ADSs issuable upon deposit of the ordinary shares registered hereby have been registered under a separate registration statement on Form F-6 (333-280864).

Based on a price per ADS of $37.00 and a ratio of ADSs to common shares of 2,000 to 1.